SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2020

Nutriband Inc.

Nevada	000-55654	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South Orange Ave., Suite 1500, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events

On March 22, 2020, the Company issued in a private placement 46,828 units at a price of $11 per unit. Each unit consisted of one share of common stock and a warrant to purchase one share of common stock at an exercise price of $14 per share. The warrants expire April 30, 2023. The Company issued a total of 46,828 shares of common stock and warrants to purchase 46,828 shares of common stock. The Company received proceeds of $515,113. The issuance of the shares of common stock and warrants was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b).

In March 2020, a minority stockholder of the Company, who had previously made loans to the Company in the total amount of $215,000, made an additional loan to the Company in the amount of $60,000, increasing the total loans from the stockholder to $275,000. On March 31, 2020, the Company issued 25,000 shares of Common Stock upon conversion of the notes. The issuance of the shares was exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act.

No underwriter was involved, and no brokerage commission was paid, in connection with the foregoing stock issuances.

On March 21, 2020, the Company prepaid the convertible notes in the principal amount of $270,000 from the proceeds of the private placement. The total payments, including the prepayment penalty and accrued interest, was $ 345,565.24. As a result of the payment of the notes, the derivative liability, which was $478,852 at October, 2019, was reduced to zero. As a result of the terms of the private placement, the warrants, which were issued to the holders of the convertible debt, to purchase 50,000 shares of common stock at the lesser of (a) $20.90 or (b) if the Company completes a private offering, 110% of the initial offering price of the common stock in the public offering, became warrant to purchase 95,000 shares at $11 per share, subject to adjustment pursuant to the antidilution provisions of the warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUTRIBAND, INC.

Date: April 3, 2020	By:	/s/ Gareth Sheridan
Gareth Sheridan
Chief Executive Officer